THE BJURMAN FUNDS
                            SUPPLEMENT TO PROSPECTUS
                              DATED AUGUST 1, 2001



Effective immediately, the name of The Bjurman Funds (the "Trust") has been changed to The Bjurman, Barry Funds. The name of the Bjurman All Cap Growth Fund has been changed to the Bjurman, Barry All Cap Growth Fund. The name of the Bjurman Micro-Cap Growth Fund has been changed to the Bjurman, Barry Micro-Cap Growth Fund.

The name of the Trust's investment adviser has been changed from George D. Bjurman & Associates to Bjurman, Barry & Associates.

                THE DATE OF THIS SUPPLEMENT IS FEBRUARY 15, 2002.